UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On June 9, 2005, Harris Corporation (“Harris”) issued a press release reconfirming earnings per share guidance for fiscal 2005 and increasing earnings per share guidance for fiscal 2006. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Use of Non-GAAP Financial Information

The press release includes a discussion of earnings guidance for the fiscal year ending July 1, 2005, using certain non-GAAP financial measures. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Income from continuing operations per diluted share excluding costs associated with our acquisition of Encoda Systems Holdings, Inc., including the write-off of in-process research and development and impairment losses on capitalized software, is a measure that is not defined by GAAP and should be viewed in addition to, and not in lieu of, income from continuing operations per diluted share on a GAAP basis. Pursuant to the requirements of Regulation G and paragraph (e)(1)(i) of Item 10 of Regulation S-K, Harris has included in its press release a reconciliation of non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.

Management of Harris believes that these non-GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that could have a disproportionate positive or negative impact on results in any particular period. Management also believes that these non-GAAP financial measures enhance the ability of investors to analyze trends in Harris’ business and to better understand our performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Please refer to our financial statements and accompanying footnotes for additional information and for a presentation of results in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:

Press Release, issued by Harris Corporation on June 9, 2005 (furnished pursuant to Item 7.01).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
By:	/s/ Bryan R. Roub
	Name:	Bryan R. Roub
	Title:	Senior Vice President and Chief Financial Officer

Date: June 10, 2005

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EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description
99.1	Press Release, issued by Harris Corporation on June 9, 2005 (furnished pursuant to Item 7.01).